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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A4

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2000

                             MORROW SNOWBOARDS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            OREGON                       0-27002               93-1011046
(STATE OR OTHER JURISDICTION OF        (COMMISSION            (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)       IDENTIFICATION NUMBER)

                             2600 PRINGLE ROAD, S.E.
                                 SALEM, OR 97302
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (503) 375-9300
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 2000, the Company filed a Current Report on Form 8-K disclosing its acquisition of International DisplayWorks, Inc., a Delaware corporation ("IDW"), which is now a wholly owned subsidiary of the Company, and the Company's loan to IDW to finance the acquisition of MULCD Microelectronics Company Ltd. and IDW Shenzhen Technology Development Company Ltd., two companies organized under PRC law (collectively, the "PRC Companies").

Under Item 7 of Form 8-K, the Company is required to file audited financial statements for the PRC Companies with the Commission not later than 60 days after the date the initial Report on Form 8-K was due; in this case, by April 17, 2000.

The Company previously reported that the audited financial statements would be filed on or before March 31, 2000. The Company now anticipates the audited financial statements will be filed no later than April 17, 2000.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salem, State of Oregon, on March 31, 2000.


                                      MORROW SNOWBOARDS, INC.

                                      By:  /s/ P. BLAIR MULLIN
                                         ----------------------
                                      P. Blair Mullin
                                      PRESIDENT AND CHIEF FINANCIAL
                                      OFFICER (PRINCIPAL EXECUTIVE, FINANCIAL
                                      AND ACCOUNTING OFFICER)


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